UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MEXCO ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

EXPLANATORY NOTE

MEXCO ENERGY CORPORATION (the “Company”) is filing the attached proxy card as a supplement to the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on July 30, 2026 (“the Proxy Statement”). After filing the Proxy Statement, the Company discovered that the proxy card was inadvertently omitted from the Proxy Statement. No changes have been made to the body of the Proxy Statement. This filing is made solely to supplement the Proxy Statement filed on EDGAR.

MEXCO ENERGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – SEPTEMBER 8, 2026 AT 2:00 P.M.

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Mexco Energy Corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around August 3, 2026, and hereby appoints Stacy D. Hardin (the "Proxy") with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2026 Annual Meeting of Stockholders of the Company, to be held on September 8, 2026, at 2:00 p.m. local time at the Company's office located at 415 West Wall, Suite 475 Midland Texas 79701, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/MXC
PHONE:	Call toll free 1-866-752-VOTE(8683)

→ **Please ensure you fold then detach and retain this portion of this Proxy** →

ANNUAL MEETING OF THE STOCKHOLDERS OF MEXCO ENERGY CORPORATION

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT**
Election of Directors	☐	☐	
Kenneth L. Clayton			☐
Thomas R. Craddick			☐
Thomas H. Decker			☐
Christopher M. Schroeder			☐
Nicholas C. Taylor			☐

CONTROL ID:

REQUEST ID:

Proposal 2 →	**FOR**	**AGAINST**	**ABSTAIN**
To ratify the selection of Weaver and Tidwell, L.L.P. as Mexco's independent registered public accounting firm for the fiscal year ending March 31, 2027.	☐	☐	☐

Proposal 3 →	**FOR**	**AGAINST**	**ABSTAIN**
Considering and voting upon a proposal to approve the Mexco Energy Corporation Amended and Restated 2019 Employee Incentive Stock Plan	☐	☐	☐

Proposal 4 →	**FOR**	**AGAINST**	**ABSTAIN**
To approve a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" In Proposal 1, "For" Proposals 2, 3, and 4 and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2026

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)